                                                                   EXHIBIT 10.78

                 CONSENT, ACKNOWLEDGMENT AND ACCESS AGREEMENT
                 --------------------------------------------


     This Consent, Acknowledgment and Access Agreement (this "Agreement") is made and entered into as of this 23rd day of January, 1995 by and between The Bank of Cherry Creek, N.A., a national banking association, and Kenneth B. Buckius, an individual (collectively, "Trustees"), both having a business address at 3033 East First Avenue, Denver, Colorado 80206, and The First National Bank of Chicago, a national banking association ("FNBC"), having its principal office at One First National Plaza, Chicago, Illinois 60670, with reference to the following facts:



                                   RECITALS
                                   --------

     A. FNBC, as agent and as a lender, Big O Tires, Inc., a Nevada corporation ("Big O"), Big O Tire of Idaho, Inc., an Idaho Corporation ("Idaho") and Big O Development, Inc., a Colorado corporation ("BODI"; Big O, Idaho and BODI are sometimes herein collectively referred to as the "Big O Parties"), are entering into a Revolving Credit Agreement dated as of January 23, 1995 (the "Credit Agreement; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), pursuant to which FNBC agrees to make loans and provide certain other financial accommodations to the Big O Parties.

     B. All of the Bank Debt (as hereinafter defined) is secured by the grant to FNBC,as agent, of liens on and security interests in the Bank Collateral (as hereinafter defined).

     C. Trustees, Big O, Idaho and BODI are parties to that certain Indenture, Mortgage, Deed of Trust, Security Agreement, and Financing Statement (Fixture Filing) dated as of April 27, 1994 (the "Indenture and Security Agreement") (Big 0, Idaho and BODI are sometimes hereinafter referred to collectively in their capacities under the Indenture and Security Agreement as "Grantors"), pursuant to which Grantors granted to Trustees liens on and security interests in the Trustee Collateral (as hereinafter defined), none of which Trustee Collateral constitutes or includes Bank Collateral, to secure the Placement Debt (as hereinafter defined).

     D. The Big O Parties have requested that FNBC consent to the continued existence of the Placement Debt as well as the continued existence of a security interest in the Trustee Collateral in favor of Trustees.

     E. FNBC has advised the Big O Parties that it is willing to give such consent, enter into the Credit Agreement, and to make available to the Big O Parties the loans and other financial accommodations provided under the Credit Agreement, subject to the terms and conditions therein contained and provided, among other things, that this Agreement be executed by and among FNBC and Trustees.

     F. FNBC and Trustees desire to confirm in this Agreement, as between themselves, their rights and priorities with respect to those assets and properties which are now or may hereafter be or become part of either Bank Collateral or Trustee Collateral.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, to induce FNBC to enter into the Credit Agreement, and for other valuable consideration, the parties hereto agree as follows:


     1. Definitions. Unless the context otherwise requires, all terms used herein that are defined in the Uniform Commercial Code of the State of Illinois shall have the meanings given to them therein. In addition to the terms defined elsewhere in this Agreement, as used herein, the following terms shall have the following meanings:

     "Accounts" means all present and future rights of Big O or Idaho to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, whether or not they have been earned by performance, together with all security interests or other security held by or granted to Big O or Idaho to secure such rights to payment.

     "Appurtenances" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "Bank Collateral" means all Accounts, Documents, Inventory, Pledged Deposits and Other Collateral, wherever located, in which Big O or Idaho now has or hereafter acquires any right or interest, and the proceeds, insurance proceeds and products thereof, and all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related to any of the foregoing, but specifically excluding any proceeds of the Trustee Collateral.

     "Bank Debt" shall mean all of the indebtedness, liabilities and obligations of any of the Big O Parties to FNBC or any other Lender, whether now existing or hereafter arising, under the FNBC Loan Documents, and any other indebtedness, liabilities or obligations of any of the Big O Parties to FNBC, whether now existing or hereafter arising, including, without limitation, all interest accruing after the date of the filing of a petition by or against any of the Big O Parties under the U.S. Bankruptcy Code or any similar federal or state statute.

     "Business Day" means any day other than a Saturday, Sunday or other day on which national banks are required or permitted to close.

     "Documents" means all documents of title and goods evidenced thereby, including without limitation all bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

     "Equipment" shall mean all machinery, apparatus, equipment, goods other than inventory (and specifically excluding any "Inventory" as defined herein), systems, building materials, carpeting, furnishings, fixtures and property of similar kind and nature, now or hereafter located in or upon or affixed to any of the Sites or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Sites or Improvements, now owned or hereafter acquired by Grantors.

     "Facilities" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "FNBC Loan Documents" means the Credit Agreement, the notes delivered in connection therewith, the pledge and security agreement entered into between Big O and FNBC, the pledge and security agreement entered into between Idaho and FNBC, and such other mortgages, security agreements, pledge agreements and other documents relating to collateral for the obligations of the Big O Parties under the Credit Agreement as may be executed from time to time by Big O or any affiliate of Big O.

     "Facilities" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "Improvements" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "Inventory" means any and all goods which are held by Big O or Idaho for sale or lease or to be finished under any contract of service, wherever located, whether now owned or hereafter acquired by the Big O or Idaho, including, without limitation, all raw materials, supplies, materials used or consumed in Big O or Idaho's business, work in process, finished goods, goods in transit, and all property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by Big O or Idaho.

     "Leases" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "Lender" means each lending institution listed on the signature pages of the Credit Agreement and its successors and assigns.

     "Lien" shall mean any lien, mortgage, pledge, security interest, charge or encumbrance of any kind.

     "Material Contracts" shall mean all contracts, instruments, licenses, permits and other agreements which either individually or in the aggregate are that are material to the conduct of the operation of any Facility, but excluding any franchise, distribution, or similar agreements of any of the Big O Parties, or any rights thereunder or proceeds from or of such franchise, distribution, or similar agreements.

     "Notes" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "Other Collateral" means certain deposit accounts of Big O and BODI into which Big O or BODI, as the case may be, has agreed to deposit proceeds of Bank Collateral, all contract rights, rights to receive payments of money, choses in action, causes of action, judgments, tax refunds and tax refund claims, computer programs and software and licenses associated therewith, customer and supplier contracts and guarantee and indemnity claims, but specifically excluding from the foregoing any rights under Big O's franchise agreements with its franchisees except for Big O's right to receive payments of money thereunder.

     "Placement Debt" shall mean all of the indebtedness, liabilities and obligations of Big O under the Placement Documents, whether now existing or hereafter arising, including, without limitation, all interest accruing after the date of the filing of a petition by or against any of the Big O Parties under the U.S. Bankruptcy Code or any similar federal or state statute.

     "Placement Documents" shall mean the Indenture and Security Agreement, the Note Purchase Agreement dated as of April 27, 1994 among Big O, USG Annuity & Life Company, and Republic Western Insurance Company, the Notes issued by Big O in connection therewith, and all other instruments and documents executed and delivered in connection with the foregoing, as amended, modified, extended, or supplemented from time to time.

     "Pledged Deposits" means all time deposits of money, whether or not evidenced by certificates, which Big O or Idaho may from time to time designate as pledged to FNBC or to any lender as security for any obligation to such parties, and all rights to receive interest on said deposits.

     "Proceeds" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "Rents" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "Sites" shall have the meaning set forth in the Indenture and Security Agreement as in effect on the date hereof.

     "Trustee Collateral" shall mean the Sites, Improvements, Appurtenances, Leases, Rents, Equipment, Material Contracts, and any proceeds of the foregoing.

     2.  Consents.

     2.1 Trustees hereby acknowledge and consent to each Big O Party's execution and delivery of the FNBC Loan Documents to which it is a party and the performance by each Big O Party of its obligations thereunder, notwithstanding any term, covenant or condition of the Placement Documents to the contrary.

     2.2 FNBC hereby acknowledges and consents to each Grantor's execution and delivery of the Placement Documents to which it is a party and the performance by each Grantor of its obligations thereunder, notwithstanding any term, covenant or condition of the FNBC Loan Documents to the contrary.

     3.  Acknowledgments and Confirmations.

     3.1 Trustees hereby acknowledge the validity of FNBC's Liens on the Bank Collateral, confirm that the Trustee Collateral does not and shall not include any Bank Collateral, and confirm that Trustees shall not have any interest or assert any claim against the Bank Collateral, or any proceeds thereof, for any reason.

     3.2 FNBC hereby acknowledges the validity of Trustees' Liens on the Trustee Collateral, confirms that the Bank Collateral shall not include any Trustee Collateral, and FNBC shall not have any interest in or assert any claim against the Trustee Collateral, or any proceeds thereof, for any reason.

     4.  Access to Bank Collateral.

     4.1 In the event Trustees acquire ownership or possession of any of the Facilities pursuant to the exercise of their rights under the Indenture and Security Agreement, or any other documents executed by Grantors or under applicable law, Trustees, while not to be deemed bailees of FNBC, agree to cooperate with FNBC in the assembly, storage, and preservation of any Bank Collateral located on the Sites, for a period of time (the "Disposition Period") of up to 45 days from the date FNBC receives a notice from Trustees that Trustees have acquired such an ownership or possessory interest in such Facility.

     4.2 Trustees acknowledge and agree that with respect to their interests in the Facilities prior to any acquisition by them of an ownership or possessory interest as described in Section 4. 1, Trustees have no objection and consent to FNBC's entry into the Facilities for the purposes of enforcing or preserving its security interest in the Bank Collateral located thereon.

     5. Continued Effectiveness of this Agreement. None of the terms of this Agreement, or the rights or obligations of FNBC or Trustees arising hereunder, shall be affected, modified, or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to any of the FNBC Loan Documents or any of the Placement Documents; (ii) the validity or enforceability of any of such documents; and (iii) any exercise or non-exercise of any right, power, or remedy under or in respect of the Bank Debt or Placement Debt or any of such instruments or documents referred to in clause (i) above or in respect of any of the properties or assets now or hereafter constituting Bank Collateral or Trustee Collateral, whether or not Trustees or FNBC shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto.

     6.  Miscellaneous.

     6.1 The provisions of this Agreement are solely for the purpose of defining the relative rights of FNBC and any other Lenders on the one hand and Trustees on the other hand, and nothing herein shall impair as between Trustees and any of the Big 0 Parties, or FNBC and any of the Big 0 Parties, such party's obligations to pay FNBC and Trustees the principal, interest, and other charges due under the FNBC Loan Documents or the Placement Documents as and when the same shall become due in accordance with their respective terms; nor shall anything herein prevent FNBC or Trustees from exercising all rights and remedies otherwise permitted by applicable law upon default, subject, however, to the rights of FNBC and Trustees under the provisions of this Agreement

     6.2 Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, by overnight delivery service providing evidence of receipt, by personal delivery against receipt, or by facsimile transmission with receipt confirmed, and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered against receipt, or, in the case of certified or registered mail, three (3) Business Days after deposit in the U.S. mail, postage prepaid, or, in the base OF overnight delivery service, one (1) Business Day after deposit with the overnight carrier, or, in the case of facsimile transmission, when sent with receipt confirmed, addressed as follows:

(i)  If to FNBC:        The First National Bank of Chicago
                        One First National Plaza
                        Suite 0088
                        Chicago, Illinois 60670

                        Attention:  Nathan L. Bloch
                        Facsimile:  (312) 732-5161

(ii)  If to Trustees:   Bank of Cherry Creek, N.A.
                        3033 East First Avenue
                        Denver, Colorado 80206
                        Attention:  Corporate Trust Department
                        Facsimile:  (303) 329-9629

or to such other address or facsimile transmission number as each party may designate for itself by like notice given in accordance herewith. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party. Failure or delay in delivering copies of any notice, request or demand to the Persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, request or demand.

     6.3 This Agreement shall remain in effect so long as any portion of the FNBC Debt or the Placement Debt remains outstanding; provided, however, that no termination shall impair any rights, priorities or obligations created or acquired hereunder by FNBC or Trustees.

     6.4 FNBC and Trustees acknowledge that each executes this Agreement based solely on its or their independent knowledge of the financial condition of the Big O Parties.

     6.5 This Agreement may not be amended or modified orally but may be amended or modified only in writing, signed by all parties hereto. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

     6.6 This Agreement shall be binding upon and inure to the benefit of Trustees and FNBC and their respective successors and assigns.

     6.7 This Agreement may be signed in one or more counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     6.8 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS WITH RESPECT TO ANY MATTERS ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH OF THE PARTIES HERETO WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

     6.9 EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO TRIAL THIS AGREEMENT OR ANY OTHER DOCUMENTS, OBLIGATIONS, OR COLLATERAL RELATED THERETO OR AFFECTED THEREBY.

     IN WITNESS WHEREOF, the parties hereto have executed this Consent, Acknowledgment and Access Agreement as of the date first above written.



                                    THE BANK OF CHERRY CREEK, N.A.,
                                    a national banking association, as Trustee



                                    By: ___________________________________
                                    Title: ________________________________



                                    _______________________________________
                                         Kenneth B. Buckius, as Trustee

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    a national banking association,
                                      individually and as agent



                                    By: ___________________________________
                                    Title: ________________________________

                         ACKNOWLEDGMENT AND AGREEMENT
                         ----------------------------

     Each of the undersigned hereby acknowledges and agrees to all of the terms and conditions of the foregoing Consent, Acknowledgment and Access Agreement.

The Big O Parties under the Credit Agreement dated as of January 23, 1995 with The First National Bank of Chicago, individually and as agent:



                                       BIG O TIRES, INC.


                                       By: _________________________________

                                       Title: ______________________________


                                       BIG O DEVELOPMENT, INC.


                                       By: _________________________________

                                       Title: ______________________________


                                       BIG O TIRE OF IDAHO, INC.


                                       By: _________________________________

                                       Title: ______________________________

                          ACKNOWLEDGMENT AND AGREEMENT
                          ----------------------------


     Each of the undersigned hereby acknowledges and agrees to all of the terms and conditions of the foregoing Consent, Acknowledgment and Access Agreement.

     The Purchasers under the Note Purchase Agreement with Big O Tires, Inc., dated as of April 27, 1994:

                                    USG ANNUITY & LIFE COMPANY

                                    By Equitable Investment Services,
                                          Inc., Agent

                                    By: /s/ Robert H. Kunnen,
                                            Managing Director


                                    REPUBLIC WESTERN INSURANCE COMPANY

                                    By: _________________________________

                                    Title: ______________________________